UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): February 16, 2022
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PLEXUS CORP.
(Exact name of registrant as specified in its charter)
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Wisconsin	001-14423	39-1344447
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Plexus Way
Neenah, Wisconsin 54957
(Address of principal executive offices) (Zip Code)
Telephone Number (920) 969-6000
(Registrant’s telephone number, including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	PLXS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company    ☐
        If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

Plexus Corp. (the “Company”) held its 2022 Annual Meeting of Shareholders on February 16, 2022 (the “Annual Meeting”). Below are the voting results from the Annual Meeting:

Proposal 1:    The 10 individuals nominated by the Board of Directors for election as directors to serve until the Company's next annual meeting were elected by the Company’s shareholders with the following votes:

Director’s Name	Authority Granted to Vote “For”	Authority Withheld
Joann M. Eisenhart	25,131,766	164,307
Dean A. Foate	24,083,587	1,212,486
Rainer Jueckstock	24,194,828	1,101,245
Peter Kelly	23,697,802	1,598,271
Todd P. Kelsey	25,070,165	225,908
Randy J. Martinez	24,322,343	973,730
Joel Quadracci	24,070,359	1,225,714
Karen M. Rapp	25,060,848	235,225
Paul A. Rooke	23,981,328	1,314,745
Michael V. Schrock	23,917,314	1,378,759
***
Broker non-votes:    1,139,258 in the case of each director

Proposal 2:    The advisory proposal to approve the compensation of the Company’s named executive officers, as disclosed in “Compensation Discussion and Analysis” and “Executive Compensation” in the proxy statement for the Annual Meeting, received the following votes:

For: 21,875,251    Against: 3,367,167    Abstain: 53,655

Broker non-votes: 1,139,258

Proposal 3:    The Company’s shareholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for fiscal 2022 with the following votes:

For: 25,075,875    Against: 1,347,971    Abstain: 11,485

Broker non-votes: 0

* * * * *
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2022	PLEXUS CORP.
(Registrant)
By: /s/ Angelo M. Ninivaggi
Angelo M. Ninivaggi
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary